UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane,	Miami Lakes,	FL	33016
(Address of principal executive offices)			(Zip Code)

(Registrant’s telephone number, including area code): (305) 569-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 Par Value	BKU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01    Regulation FD Disclosure.

On February 11, 2026, BankUnited, Inc (the "Company") posted an investor presentation to its website that will be presented at the KBW Winter Financial Services Conference on Thursday, February 12, 2026. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company expects to use or refer to this presentation, in whole or in part, in investor conferences and in conversations with investors, analysts and others. The presentation may be accessed through the Investor Relations page on BankUnited's website (www.ir.bankunited.com).

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description

99.1	BankUnited Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 11, 2026	BANKUNITED, INC.

/s/ James G. Mackey
		Name:	James G. Mackey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	BankUnited Investor Presentation
2